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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

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                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


         Date of Report (Date of earliest event reported): May 24, 2002


                              SUNTERRA CORPORATION
             (Exact name of registrant as specified in its charter)



          Maryland                      000-21193                95-4582157
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)



                             1781 Park Center Drive
                             Orlando, Florida 32835
                               "www.sunterra.com"
                    (Address of Principal Executive Offices)

                                  407-532-1000
              (Registrant's telephone number, including area code)
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Item 3.  Bankruptcy or Receivership.

        The January 2002 and February 2002 Monthly Operating Reports for the 16 operating entities and for all Debtors consolidated, as filed with the Bankruptcy Court on May 24, 2002, are included as exhibits to this Current Report on Form 8-K.

        The Company intends to file with the Securities and Exchange Commission additional Monthly Operating Reports as soon as practicable after such reports are filed with the Bankruptcy Court.

        THE MONTHLY OPERATING REPORTS CONTAIN FINANCIAL STATEMENTS AND OTHER FINANCIAL INFORMATION THAT HAVE NOT BEEN AUDITED OR REVIEWED BY INDEPENDENT ACCOUNTANTS AND MAY BE SUBJECT TO FUTURE RECONCILIATION AND ADJUSTMENTS. This information might not be indicative of the Company's financial condition or operating results for the period that would be reflected in the Company's financial statements or in its reports pursuant to the Securities Exchange Act of 1934. Results set forth in any Monthly Operating Report should not be viewed as indicative of future results.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits

         Exhibit No.        Description
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            99.1            Debtors' January 2002 Monthly Operating Report

            99.2            Debtors' February 2002 Monthly Operating Report

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SUNTERRA CORPORATION




Date: May 29, 2002                 By:  /s/ Lawrence E. Young
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                                   Lawrence E. Young
                                   Chief Financial Officer
                                   and Vice President

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                                  EXHIBIT INDEX
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         Exhibit No.        Description
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            99.1            Debtors' January 2002 Monthly Operating Report

            99.2            Debtors' February 2002 Monthly Operating Report

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